UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Science & Technology Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Despite market volatility, equities achieved healthy gains for the year. After enjoying outsized gains in the first quarter, technology stocks were buffeted by a slowdown in technology spending and modestly lagged for the year.

Your fund returned 6.25% for the year ended December 31, 2012, underperforming its Lipper peer group index and the broad unmanaged S&P 500 Index. (Returns for the Advisor Class shares were slightly lower, reflecting their different cost structure.) Our performance was hampered by declines in several hardware and semiconductor stocks, though we benefited from stock selection in telecommunication equipment and information technology services.

MARKET ENVIRONMENT

Global markets rode a volatile wave in 2012, with markets up sharply early in the year, down in the spring, and then up again in the third quarter before losing ground at the end of the year. Fortunately, most markets recorded solid gains for the full year, despite the parade of dismal economic and political news out of Europe and a political stalemate in Washington, D.C., which appeared to weaken business spending and sour consumer sentiment. Corporate profits were favorable for most of the year, credit improved, and housing and labor markets gained momentum some four years after the U.S. financial collapse.

Economic growth was helped by the Federal Reserve, which continued to find ways of introducing more liquidity and suppressing interest rates in an effort to lift the economy. The European Central Bank also became more aggressive in an effort to cauterize Europe’s financial wound. It announced a series of steps to contain spiraling government yields and help countries implement economic reforms.

PORTFOLIO REVIEW

Technology earnings grew at a slower pace in 2012 than in the previous two years. Cloud computing and mobile computing continued to be the dominant industry and investing trends as they have become increasingly central to how individuals and companies use technology. The global adoption of smartphones and tablets in the past three years has been staggering. Internet and cloud-based services innovations—often in the form of “apps”—have made mobile devices dramatically more useful and applicable to more people than earlier generation smartphones that were focused on voice and e-mail communications. The massive trend in mobile computing, of course, spawned a historic run in Apple, which in 2012 became the company with the largest market capitalization in the world. It remains so, although the stock lost some ground late in the year due to intensified competition. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Cloud computing, in which technology is accessed from central data centers rather than a company’s physical premises, is being embraced as a cost-effective use of technology. It is providing a resilient growth driver of technology spending in the midst of continued economic challenges. Investor enthusiasm for cloud computing-related companies expanded the already historically wide valuation gap between the highest and lowest growth stocks as investors flocked to the apparent secular winners. The trend was exacerbated by cash-rich larger players paying high valuations to acquire fast-growing smaller ones, particularly in the software-as-a-service area of cloud computing. We typically pay high valuations only for the best growth companies and rarely own stocks entirely on acquisition speculation. Therefore, performance suffered from the widened valuation premium of high growers and from the acquisitions of many stocks with limited prospects for appreciation.

The fund remains diversified across the principal segments of science and technology. At the end of 2012, software accounted for 24% of the portfolio. Other major components included hardware at 19%, media at 17%, semiconductors at 16%, and telecommunication equipment at 9%. For the second half of the year, alternative energy was our biggest gainer while hardware was our weakest performer.

Our best-performing stock for the year was IPG Photonics, which doubled in 2012. We predicted at the time that we bought it that it would be a sustainable share gainer in the commercial laser market given the energy efficiency and other advantages of its fiber lasers over alternative technologies. We believe IPG is poised for even better growth if economic conditions improve, particularly in its key automotive manufacturing end market.

Solar power company First Solar, our largest position in alternative energy, more than doubled in the past six months on signs of improvement in the industry. The company is a leader in the increasingly attractive alternative to traditional power sources. We reduced our position at the higher stock price but continue to own First Solar given its potential to benefit from greater adoption of solar energy, which, we believe, will become a dramatically larger source of energy.

Apple was our largest purchase in the second half. We added to the position as it fell sharply on investor concerns about supply constraints for the iPhone 5 and increasing competition in smartphones and tablets. We wrote six months ago about Apple’s heightened competition but didn’t anticipate the degree to which Samsung would increase its market share in smartphones. Its Galaxy SIII device, which uses Google’s Android operating system, has been a major success in the last six months. Despite increasing competition in the smartphone market, we think Apple is attractive at current valuations. Its introduction of the iPad Mini was a smart strategic move, as it fills what was becoming a clear product gap in small tablets. The company is also benefiting from the growing use of iPhones and iPads in the workplace.

Dell was our largest detractor for the year as it faced declining personal computer sales and heightened pricing competition. I overestimated Dell’s ability to defend its PC market share against aggressive competitors, but I believe its progress in non-PC businesses, including services, storage, and software, are underappreciated by investors. We added to our position during the second half of the year. At the time of this writing, Dell’s stock has risen sharply from mid-November lows on reports that it is in talks to go private in a leveraged buyout.

I was optimistic that Microsoft would benefit from the October launch of its Windows 8 operating system. This did not play out, as the touch-screen devices the operating system is most geared toward were priced too high. This was detrimental not just to Dell and Microsoft, but for other PC-related holdings, including NVIDIA and Marvell Technology Group. I anticipate in the next few years the majority of laptop computers will have touch screens. They offer a better user experience and utility, which Microsoft and Intel are promoting. The trend should begin to take hold in the second half of 2013 as prices of touch displays decline and new chips from Intel target touch technology. Beneficiaries should include Atmel and Synaptics, makers of touch controller technology that power touch screens. Combined with the new product cycle for office productivity software and continued strong growth in server software, the shift could bolster Microsoft’s prospects as well.

Nintendo gained in the second half on better-than-expected initial sales of its new WiiU gaming console. While we were encouraged by this result, we significantly reduced our position given our concern that the rapid proliferation of alternative consumer technologies will make for an increasingly difficult selling environment for the WiiU and the 3DS handheld gaming console. We maintain a position in Nintendo as we believe the market shares our concerns and is under-appreciating the value of its game franchises, such as Mario and Zelda.

Our biggest detractor in the second half was Chinese Internet search leader Baidu, but we added to our holdings on weakness because we believe in the company’s strong long-term prospects. Baidu shares are slightly lower than when we started buying them in 2011, but we think better days are ahead. Global search leader Google has always been one of our favorite businesses, and Baidu offers a similar business profile at an earlier and faster growth stage. Our Chinese Internet holdings also include Sina, an Internet portal that features the social networking site Sina Weibo. The latter is particularly appealing given impressive growth among users and the large opportunity for Sina to sell advertising on the site.

A promising new position is software-as-a-service provider ServiceNow, which had an initial public offering in June. Software as a service, in which the software is hosted by the provider, can be quickly improved and used without lengthy and costly installation. ServiceNow is growing rapidly as it innovates and gains market share in the IT operations management software market. Its software is used primarily to identify, track, and resolve technology problems. The company is successfully expanding its reach to address other needs of IT groups. ServiceNow has appealing similarities to the largest software-as-a-service company and longtime holding Salesforce.com.

STRATEGY REVIEW AND OUTLOOK

After outpacing its benchmark in my first three years as manager of the fund, the portfolio’s performance significantly lagged in 2012. However, I believe several of our worst contributors in 2012 are poised to improve in 2013. As noted, Dell has rallied strongly in the early days of 2013, and I’m particularly optimistic about prospects for Baidu and Microsoft. A sizable number of our holdings trade at extremely low valuations that could augur for strong appreciation with economic improvements or favorable business developments. I’m also encouraged by the value that ServiceNow, Red Hat, RealD, and other companies in the portfolio are creating through innovation.

Our global research team conducts broad and rigorous research to maintain a granular understanding of how the fast-moving technology industry is evolving and to accurately assess the merits of hundreds of companies and their stocks. I continue to leverage this analytical work in an effort to identify innovators who are pioneering technologies that will advance a wide range of industries in the coming years. I look forward to updating you on our progress in six months.

Thank you for your continued support.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

January 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 90.7%		
BUSINESS SERVICES 1.2%		
Miscellaneous Business Services 1.2%		
Ctrip.com International, ADR (1)	613,600	13,984
RPX (1)	961,000	8,687
Vantiv, Class A (1)	351,100	7,170
Total Business Services		29,841
ENERGY 1.7%		
Energy Related 1.7%		
First Solar (1)	1,134,121	35,022
STR Holdings (1)(2)	2,958,300	7,455
Total Energy		42,477
HARDWARE 19.0%		
Consumer Electronics 10.8%		
Apple	452,726	241,317
RealD (1)(2)	2,694,226	30,202
		271,519
Enterprise Hardware 8.2%		
Dell	12,546,480	127,096
IPG Photonics	760,400	50,681
NetApp (1)	911,100	30,567
		208,344
Total Hardware		479,863
HEALTH CARE 1.1%		
Healthcare Services 0.4%		
Hospira (1)	360,000	11,246
		11,246

Medical Devices 0.7%		
Stryker	313,900	17,208
		17,208
Total Health Care		28,454
IT SERVICES 0.9%		
IT Services 0.9%		
Accenture, Class A	330,000	21,945
Total IT Services		21,945
MEDIA 16.9%		
Internet 16.9%		
Amazon.com (1)	126,700	31,819
Angie's List (1)	1,083,864	12,996
Baidu, ADR (1)	1,371,700	137,568
Bitauto Holdings, ADR (1)	188,000	1,372
Facebook (1)	845,500	22,516
Google, Class A (1)	195,700	138,824
Groupon (1)	5,128,100	25,025
priceline.com (1)	51,000	31,681
Sina (1)	502,300	25,225
Youku.com, Class A, Acquisition Date: 9/15/10 – 6/14/11 Acquisition Cost $— (1)(3)	10	—
Total Media		427,026
SEMICONDUCTORS 16.0%		
Analog Semiconductors 3.3%		
Avago Technologies	527,900	16,713
Intersil Holding, Class A	1,535,600	12,730
ON Semiconductor (1)	7,434,839	52,416
		81,859

Digital Semiconductors 8.5%		
Advanced Micro Devices (1)	3,611,500	8,668
Atmel (1)	5,656,300	37,049
Cree (1)	641,100	21,784
Marvell Technology Group	4,028,500	29,247
Micron Technology (1)	6,175,300	39,213
NVIDIA	5,219,184	64,144
PMC-Sierra (1)	2,851,900	14,858
		214,963
Semiconductor Capital Equipment 4.2%		
Applied Materials	3,299,143	37,742
Lam Research (1)	758,400	27,401
MEMC Electronic Materials (1)	2,369,300	7,606
Tokyo Electron (JPY)	707,100	32,536
		105,285
Total Semiconductors		402,107
SOFTWARE 23.7%		
Applications Software 3.7%		
RealNetworks (1)(2)	1,960,361	14,820
Salesforce.com (1)	145,000	24,374
Synaptics (1)	1,224,256	36,691
Workday (1)	194,400	10,595
Workday, Class B, Acquisition Date: 10/13/11 – 9/28/12 Acquisition Cost $1,730 (1)(3)	129,962	6,729
		93,209
Consumer Software 3.9%		
Electronic Arts (1)	2,415,400	35,096
Nintendo (JPY)	592,300	63,198
		98,294

Infrastructure Software 11.3%		
Citrix Systems (1)	202,000	13,281
Microsoft	5,863,400	156,729
Oracle	1,494,200	49,787
Red Hat (1)	1,208,135	63,983
		283,780
Systems Software 2.2%		
Check Point Software Technologies (1)	801,400	38,179
ServiceNow (1)	612,300	18,387
		56,566
Technical Software 2.6%		
Autodesk (1)	1,844,879	65,217
		65,217
Total Software		597,066
TECHNOLOGY 0.0%		
Software & Services 0.0%		
Dropbox, Acquisition Date: 5/1/12 Acquisition Cost $1,031 (1)(3)	113,932	876
Total Technology		876
TELECOM EQUIPMENT 8.8%		
Wireline Equipment 8.8%		
Acme Packet (1)	565,000	12,498
Alcatel-Lucent, ADR (1)	18,715,300	26,014
Aruba Networks (1)	2,589,939	53,741
Cisco Systems	976,800	19,194
F5 Networks (1)	74,100	7,199
Finisar (1)	2,061,700	33,606
JDS Uniphase (1)	2,539,400	34,383

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/12	Value 12/31/11
RealD	$ 382	$ —	$ —	$ 30,202	$ *
RealNetworks	—	71	—	14,820	14,750
STR Holdings	3,162	—	—	7,455	20,858
Taser International	—	21,618	—	—	24,953
T. Rowe Price Government Reserve Investment Fund, 0.11%	¤	¤	89	223,985	25,655
Totals			$ 89	$ 276,462	$ 86,216

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 321,669
Dividend income	89
Interest income	—
Investment income	$ 89
Realized gain (loss) on securities	$ 4,673
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,741,558)	$ 2,558,628
Receivable for investment securities sold	3,266
Dividends receivable	1,063
Receivable for shares sold	1,017
Other assets	191
Total assets	2,564,165
Liabilities	
Payable for shares redeemed	21,816
Payable for investment securities purchased	16,955
Investment management fees payable	1,384
Due to affiliates	877
Other liabilities	524
Total liabilities	41,556
NET ASSETS	**$ 2,522,609**
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (161,645)
Net unrealized loss	(182,954)
Paid-in capital applicable to 92,808,110 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,867,208
NET ASSETS	**$ 2,522,609**
NET ASSET VALUE PER SHARE	
Investor Class	
($2,193,699,333 / 80,627,228 shares outstanding)	**$ 27.21**
Advisor Class	
($328,909,305 / 12,180,882 shares outstanding)	**$ 27.00**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/12
Investment Income (Loss)		
Income		
Dividend		$ 16,046
Securities lending		78
Interest		50
Total income		16,174
Expenses		
Investment management		17,951
Shareholder servicing		
Investor Class	$ 4,846	
Advisor Class	617	5,463
Rule 12b-1 fees		
Advisor Class		956
Prospectus and shareholder reports		
Investor Class	210	
Advisor Class	6	216
Custody and accounting		256
Registration		76
Legal and audit		44
Directors		24
Miscellaneous		67
Total expenses		25,053
Net investment loss		(8,879)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(48,108)
Foreign currency transactions		109
Net realized loss		(47,999)
Change in net unrealized gain (loss)		
Securities		214,171
Other assets and liabilities denominated in foreign currencies		(3)
Change in net unrealized gain (loss)		214,168
Net realized and unrealized gain (loss)		166,169
INCREASE IN NET ASSETS FROM OPERATIONS		$ 157,290

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and the Science & Technology Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $108,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $(8,352,000) for the year ended December 31, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,316,760,000 and $1,777,108,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss and capital loss carryforwards that, under applicable tax rules, are no longer available to the fund due to fund merger. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

There were no distributions in the years ended December 31, 2012 and December 31, 2011. At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. Additionally, all or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2012, the fund utilized $61,374,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2012, expire as follows: $51,570,000 in fiscal 2017; $102,063,000 have no expiration. Further, $3,909,000 of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $144,000 for Price Associates; $2,140,000 for T. Rowe Price Services, Inc.; and $1,223,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $47,000 for shareholder servicing costs related to the college savings plans, of which $33,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 637,630 shares of the Investor Class, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Science & Technology Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shalin Mody (1980)	Employee, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago, Booth School of Business (to 2009)

Tobias F. Mueller (1980)	Employee T. Rowe Price; formerly intern,
Vice President	T. Rowe Price (to 2011); Investment Analyst,
Noric Mexxanine UK Limited and Consultant,
Victoria Capital Advisors LLC (to 2009);
Principal Finance Group Associate, Lehman
Brothers International (to 2008)

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Nalin K. Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013